UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2016

VALERITAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-198807	46-5648907
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

750 Route 202 South, Suite 600

Bridgewater, NJ 08807

(Address of principal executive offices, including zip code)

+1-908-927-9920

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01.	Other Events

On June 6, 2016, Valeritas Holdings, Inc. (the “Company”) issued a press release titled “Valeritas Announces Retrospective Analysis of the V-Go® Disposable Insulin Delivery Device Published Online in Drugs-Real World Outcomes, an International, Peer-Reviewed Journal”. A copy of the press release is filed as Exhibit 99.1 to, and incorporated by reference in, this report.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press release issued by the Company on June 6, 2016 titled “Valeritas Announces Retrospective Analysis of the V-Go® Disposable Insulin Delivery Device Published Online in Drugs-Real World Outcomes, an International, Peer-Reviewed Journal”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERITAS HOLDINGS, INC.

Date: June 6, 2016	By:	/s/ John Timberlake
	Name:	John Timberlake
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by the Company on June 6, 2016 titled “Valeritas Announces Retrospective Analysis of the V-Go® Disposable Insulin Delivery Device Published Online in Drugs-Real World Outcomes, an International, Peer-Reviewed Journal”.